Statements of Financial Condition - Employee Stock Purchase Plan - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan cash held in Trust	$ 237,022	$ 234,833
Total assets	237,022	234,833
Liabilities and plan equity
Payable to broker for stock purchases	226,323	221,495
Payable to participants	10,699	13,338
Plan equity	0	0
Total liabilities and plan equity	$ 237,022	$ 234,833